UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K



                       CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) January
                          27, 2005


                   NICHOLAS FINANCIAL, INC.
    (Exact name of registrant as specified in its Charter)


   British Columbia, Canada    0-26680          8736-3354
  (State or Other Jurisdiction of(Commission (I.R.S. Employer
  Incorporation or Organization)File Number) Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                           33759
  (Address of Principal Executive Offices)      (Zip Code)


                        (727) 726-0763
     (Registrant's telephone number, Including area code)


                        Not applicable
    (Former name, former address and former fiscal year, if
                 changed since last report)

Item 2.02   Results of Operations and Financial Condition

Clearwater, Florida, - January 27, 2005: Nicholas Financial, Inc. (NASDAQ, NICK), today announced record revenues, net income and earnings per share for the three months ended December 31, 2004. Revenues for the third quarter ended December 31, 2004 increased 34% to $8,541,000 compared to $6,385,000 for the quarter ended December 31, 2003. Net income for the quarter increased 70% to $2,214,000 from $1,306,000 last year. Earnings per share for the quarter increased 33% to $0.32 per share from $0.24 per share last year. The Company has reported record same quarter increases in revenues and earnings for 57 out of the past 58 quarters.


Item 9.01      Financial Statements and Exhibits

Exhibit #      Description

 9       Press release dated January 27, 2005, announcing
          record earnings for the third quarter ended
          December 31, 2004.

                         SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                  NICHOLAS FINANCIAL, INC.
                        (Registrant)


  Date: January 27, 2005        /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


  Date: January 27, 2005        /s/ Ralph T. Finkenbrink
                                Ralph T.  Finkenbrink
                                (Principal Financial
                                 Officer and Accounting
                                 Officer)

Exhibit Index

Exhibit     Description

 9       Press release dated January 27, 2005, announcing
          record earnings for the third quarter ended
          December 31, 2004.

                         FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759

Contact:  Ralph Finkenbrink
          Sr. Vice President, CFO
NASDAQ:   NICK
Web site: www.nicholasfinancial.com
Ph # :    727-726-0763

  Nicholas Financial Reports Record 3rd Quarter Results & Expands
                           into Kentucky


Clearwater, Florida, - January 27, 2005: Nicholas Financial, Inc. (NASDAQ, NICK), today announced record revenues, net income and earnings per share for the three months ended December 31, 2004. Revenues for the third quarter ended December 31, 2004 increased 34% to $8,541,000 compared to $6,385,000 for the quarter ended December 31, 2003. Net income for the quarter increased 70% to $2,214,000 from $1,306,000 last year. Earnings per share for the quarter increased 33% to $0.32 per share from $0.24 per share last year. The Company has reported record same quarter increases in revenues and earnings for 57 out of the past 58 quarters.

For the nine months ended December 31, 2004, revenues increased 27% to $23,651,000 compared to $18,590,000 for the nine months ended December 31, 2003. Net income for the nine-month period increased 54% to $5,712,000 from $3,721,000 last year. Earnings per share increased 25% to $0.86 per share compared to $0.69 per share last year.

During the 3rd quarter, the Company opened its first branch office in the state of Kentucky. The branch office is located in Florence, Kentucky.

Founded in 1985, with assets of $114,029,000 as of December 31, 2004, Nicholas Financial, Inc. is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company presently operates out of 35 branch locations in both the Southeast and the Mid-West States. The Company has approximately 6,550,000 shares of common stock outstanding. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our web site at www.nicholasfinancial.com.


Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties including competitive factors, the management of growth, and other risks detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's Annual Report on Form 10-KSB for the year ended March 31, 2004. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.

                         ##  More ##

 Nicholas Financial, Inc.

              Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)



                     Three Months Ended  Nine Months Ended
                        December 31,      December 31,
                       2004      2003      2004      2003
                   ------------------------------------------
Revenue:
Finance charge
 income             $   8,485    $ 6,335   $ 23,496   $ 18,397
Other income               56         50        155        193
                    -------------------------------------------
                        8,541      6,385     23,651     18,590

Costs and expenses:
Operating expenses      3,506      2,700      9,930      8,090
Provision for losses      566        633      1,806      1,617
Interest expense          909        950      2,720      2,906
                     ------------------------------------------
                        4,981      4,283     14,456     12,613

Income before
 income taxes           3,560      2,102      9,195      5,977
                     ------------------------------------------
Income tax provision    1,346        796      3,483      2,256

Net income           $  2,214    $ 1,306   $  5,712   $  3,721
                    ===========================================
Earnings per share:
 Basic               $    .34    $   .26   $    .92   $    .74
                    ===========================================
 Diluted             $    .32    $   .24   $    .86   $    .69
                    ===========================================

Weighted
 average shares     6,514,634  5,064,623  6,227,129  5,036,730
                    ===========================================
Weighted average
shares and assumed
  dilution          6,929,919  5,438,989  6,629,730  5,395,815
                    ===========================================



Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)
                          December 31,      March 31,
                              2004            2004
                      ----------------------------------------
Cash                       $    1,494      $       958
Finance receivables, net      106,989           97,237
Other assets                    5,546            5,028
                            ---------         --------
 Total assets                $114,029         $103,223
                            =========         ========

Line of credit               $ 62,208         $ 67,510
Other notes payable             1,552            1,593
Other liabilities               6,460            6,674
                            ---------        ---------
 Total liabilities             70,220           75,777

Shareholders' equity           43,809           27,446
                            ---------        ---------
Total liabilities and
 Shareholders' equity        $114,029         $103,223
                            =========        =========

                         ##  More ##


                                  Three months ended         Nine months ended
                                      December 31,               December 31,
Portfolio Summary                  2004         2003          2004         2003
                            --------------------------------------------------------
Average finance receivables,
net of unearned interest(1)    $130,157,442  $112,338,303  $127,149,953 $110,248,781
                               ======================================================
Average indebtedness (2)        $63,908,352   $66,328,452   $63,564,709  $64,243,278
                               ======================================================
Finance revenue (3)              $8,484,354    $6,334,652   $23,495,609  $18,397,452

Interest expense                    909,468       950,109     2,719,551    2,905,747
                                -----------------------------------------------------
Net finance revenue              $7,574,886    $5,384,543   $20,776,058  $15,491,708
                                =====================================================
Weighted average
contractual rate (4)                 23.65%        23.85%        23.90%       24.02%
                                =====================================================
Average cost of
borrowed funds(2)                     5.69%         5.73%         5.70%        6.03%
                                =====================================================

Gross portfolio yield (5)            26.07%        22.56%        24.63%       22.25%

Interest expense as a
percentage of average finance
receivables, net of unearned
interest                              2.79%         3.38%         2.85%        3.51%

Provision for credit losses as
a percentage of average finance
receivables, net of unearned
interest                              1.74%         2.25%         1.89%        1.96%
                                -----------------------------------------------------
Net portfolio yield (5)              21.54%        16.93%        19.89%       16.78%

Operating expenses as a
percentage of average finance
receivables, net of unearned
interest (6)                         10.60%         9.39%        10.25%        9.51%
                                -----------------------------------------------------

Pre-tax yield as a percentage
of average finance receivables,
net of unearned interest (7)         10.94%         7.54%         9.64%        7.27%
                                =====================================================

Write-off to liquidation (8)          7.45%         9.64%         6.99%        9.12%

Net charge-off percentage (9)         6.52%         8.11%         6.03%        7.79%


Note: All three and nine month key performance indicators expressed as percentages have been annualized.

(1) Average finance receivables, net of unearned interest, represents the average of gross finance receivables, less unearned interest throughout the period.

(2) Average indebtedness represents the average outstanding borrowings under the Line and notes payable-related party. Average cost of borrowed funds represents interest expense as a percentage of average indebtedness.

(3) Finance revenue does not include revenue generated by Nicholas Data Services, Inc., ("NDS") the wholly-owned software subsidiary of Nicholas Financial, Inc.

(4) Weighted   average  contractual  rate   represents   the
    weighted average annual percentage rate (APR) of all Contracts purchased and direct loans originated during the period.

(5) Gross portfolio yield represents finance revenues as a percentage of average finance receivables, net of unearned interest. Net portfolio yield represents finance revenue minus (a) interest expense and (b) the provision for credit losses as a percentage of average finance receivables, net of unearned interest.

(6) Operating   expenses  represent  total  expenses,   less
    interest expense, the provision for credit losses and operating costs associated with NDS.

(7) Pre-tax yield represents net portfolio yield minus operating expenses as a percentage of average finance receivables, net of unearned interest.

(8) Write-off to liquidation percentage is defined as net charge-offs divided by liquidation. Liquidation is defined as beginning receivable balance plus current period purchases minus voids and refinances minus ending receivable balance.

(9) Net charge-off percentage represents net charge-offs divided by average finance receivables, net of unearned interest, outstanding during the period.

                         ##  More ##

The following tables present certain information regarding delinquency rates experienced by the Company with respect to Contracts and under its direct loan program.


                                    At December 31,
                                  2004          2003
                        -------------------------------------
Contracts
Gross Balance
 Outstanding             $165,583,890         $143,113,043

Delinquencies

30 to 59 days         $3,056,372   1.85%  $2,836,531  1.98%
60 to 89 days            706,221   0.43%     805,643  0.56%
90 + days                327,077   0.19%     247,261  0.17%
                      ----------   -----  ----------  -----
Total Delinquencies   $4,089,670   2.47%  $3,889,435  2.71%


Direct Loans
Gross Balance
 Outstanding               $5,583,074           $4,536,172

Delinquencies

30 to 59 days            $61,980   1.11%     $37,451     0.83%
60 to 89 days             16,758   0.30%      33,612     0.74%
90  +  days               27,475   0.49%      30,354     0.67%
                         -------   -----     -------     -----
Total  Delinquencies   $ 106,213   1.90%   $ 101,417     2.24%


The amounts shown in the tables below represent the amount of Contracts purchased, net of unearned interest.


               Three months ended       Nine months ended
                   December 31,           December 31,
  State          2004        2003        2004         2003
  ------------------------------------------------------------
    FL      $10,121,741  $8,226,294  $30,643,243  $27,210,545
    GA        1,238,711   1,802,773    5,547,869    6,384,776
    NC        2,081,482   1,581,909    6,577,416    5,548,857
    SC          781,675     664,595    2,847,066    2,144,234
    OH        2,064,868   2,267,575    8,635,938    8,453,317
    MI          412,137     597,254    2,225,223    1,665,511
    VA        1,400,228     438,850    4,270,114      611,901
    KY          234,820           -      234,820            -
    MD          414,908           -      414,908            -
    ----------------------------------------------------------
    Total   $18,750,570 $15,579,250  $61,396,597  $52,019,141
    ==========================================================



                   Three months ended         Nine months ended
                       December 31,              December 31,
Contracts           2004         2003         2004         2003
--------------------------------------------------------------------
Purchases        $18,750,570  $15,579,250  $61,396,597  $52,019,141
Weighted APR          23.65%       23.66%       23.90%       23.88%
Average Discount       8.73%        8.80%        8.72%        8.91%
Average Term(months)      45           43           44           43
Average Loan          $8,504       $8,110       $8,382       $8,128
Number of Contracts    2,205        1,921        7,325        6,400
--------------------------------------------------------------------

                         ##  End ##